UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR /A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-5531

Barings Participation Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2017
Barings PARTICIPATION INVESTORS 2017 Annual Report

BARINGS PARTICIPATION INVESTORS

Barings Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund listings.

INVESTMENT OBJECTIVE & POLICY

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust's total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody's, or, if unrated, are believed by Barings LLC ("Barings") to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's, or if unrated, is believed by Barings to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Barings manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report, you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 25, 2018 at 1:00 P.M. in Charlotte, North Carolina.
PROXY VOTING POLICIES & PROCEDURES: PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.barings.com/mpv and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2017 is available (1) on the Trust's website at http://www.barings.com/mpv and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.barings.com/mpv or upon request by calling, toll-free, 1-866-399-1516.

LEGAL MATTERS

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create and shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

BARINGS PARTICIPATION INVESTORS
c / o Barings LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.barings.com/mpv

ADVISER
Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02111

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

TRANSFER AGENT & REGISTRAR
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

2017 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/17*

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

%
80
60
40
20
0
-20
-40
-6.01
-33.79
-26.16
7.60
27.17
58.21
18.63
28.86
15.13
10.56
-4.17
4.98
15.89
16.35
15.81
10.97
38.82
7.44
13.61
4.89
2.45
6.23
-4.41
-4.47
8.75
21.32
17.13
14.29
14.65
7.50
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Barings Participation Investors
Russell 2000 Index
Bloomberg Barclays U.S. Corporate High Yield Index

*
Data for Barings Participation Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value (net of all fees and expenses) assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

Barings Participation Investors

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2017.

PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2017 was 14.3%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $145,480,065 or $13.91 per share, as of December 31, 2017. This compares to $136,606,731 or $13.15 per share, as of December 31, 2016. The Trust paid a quarterly dividend of $0.27 per share for each of the four quarters of 2017, for a total annual dividend of $1.08 per share. In 2016, the Trust also paid four quarterly dividends of $0.27 per share, for a total annual dividend of $1.08 per share. Net taxable investment income for 2017 was $1.04 per share, including approximately $0.09 per share of non-recurring income, compared to 2016 net taxable investment income of $1.08 per share, which included approximately $0.15 per share of non-recurring income.

The Trust's stock price decreased 0.7% during 2017, from $14.20 as of December 31, 2016 to $14.10 as of December 31, 2017. The Trust's stock price of $14.10 as of December 31, 2017 equates to a 1.4% premium over the December 31, 2017 net asset value per share of $13.91. The Trust's average quarter-end premium for the 3-, 5-, and 10-year periods ended December 31, 2017 was 1.3%, 2.3% and 6.2%, respectively.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index and the Russell 2000 Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2017 are provided for comparison purposes only.

	The Trust	Bloomberg Barclays U.S. Corporate High Yield Index	Russell 2000 Index

1 Year	14.29%	7.50%	14.65%

3 Years	9.71%	6.35%	9.96%

5 Years	10.73%	5.78%	14.12%

10 Years	9.86%	8.03%	8.71%

25 Years	12.42%	7.72%	9.54%

Past performance is no guarantee of future results.

2017 Annual Report

PORTFOLIO ACTIVITY

In 2017, the Trust closed 13 new private placement investments, as well as 11 "add-on" investments in existing portfolio companies. The 14 new investments were in 1A Smart Start, Inc.; BCC Software, Inc.; BEI Precision Systems and Space, Inc.; Eagle Family Foods, Inc.; English Color and Supply LLC; GraphPad Software, Inc.; Pegasus Transtech Corporation; ReelCraft Industries, Inc.; SR Smith LLC; Strategic Insight, Inc.; Therma-Stor Holdings LLC; Velocity Technology Solutions, Inc. and Whitebridge Pet Brands Holdings, LLC. In addition, the Trust added to existing private placement investments in AM Conservation Holding Corp; GTI Holding Company; Handi Quilter Holding Company (Premier Needle Arts); Master Cutlery LLC; MC Sign Holdings LLC; Merex Holding Corporation; PANOS Brands LLC; Polytex Holdings LLC; Sunvair Aerospace Group Inc.; Tranzonic Holdings LLC and Veritext Corporation. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $23,786,056, which was only slightly less than the $27,190,494 of new private placement investments made by the Trust in 2016, and the fourth highest dollar volume over the past ten years. We are pleased to have generated $20 million or more of new investment volume for the Trust four years in a row and five out of the past six years.

The Trust's level of new investment activity in 2017 benefited from several factors: the expansion of the Trust's target investment criteria; expansion of the Trust's manager's private debt platform; and the overall growth of the private debt market. These favorable items were partially off-set by the continuance of hyper-competitive and aggressive market conditions. While middle market sponsored private debt investment activity increased 48% in 2017, all of the growth occurred at the larger end of the middle market as statistics indicate the lower middle market activity contracted 21%*. Competition for new investment opportunities remains intense as fresh capital continues to flow into the private debt and private equity markets. As a result, companies are being aggressively pursued by both buyers and lenders alike causing high purchase multiples and leverage levels to continue to be prevalent in the market. In 2017, average purchase price multiples for middle market companies increased to 11.3x, the highest level since 2000. Average debt multiples also increased in 2017 to 5.9x total leverage and 4.8x senior leverage, the highest levels for each since 2003.

While we remained very active investors on behalf of the Trust in 2017, we continue to do so cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken.

In addition to working on new investment activity, we continued to maintain our focus on managing and maintaining the quality of the portfolio. As such, the condition of the Trust's existing portfolio remained solid throughout the year. The number of companies on our watch list or in default remained at acceptable levels in 2017.

We had 18 companies exit from the Trust's portfolio during 2017. This level of exit activity remains relatively high for the Trust's portfolio, especially after the unprecedented 32 exits the Trust experienced in 2014, 21 exits in 2015, and 19 exits in 2016, and is another indicator of how active and aggressive the markets continued to be in 2017. In all but one of these exits, the Trust realized a positive return on its investment. Of note, 11 of the 18 exits were the realization of stub equity holdings in companies where the interest bearing debt securities had previously been prepaid.

* Source: Thomson Reuters Middle Market Weekly – January 12, 2018

Barings Participation Investors

During 2017, the Trust had eight portfolio companies fully or partially prepay their debt obligations, with three of these transactions resulting in dividend payments to the Trust as a result of its equity holdings in those companies. The level of refinancing activity in the portfolio in 2017 increased modestly from 2016 five but remained notably lower than in 2013-2015 when prepayments numbered 32, 20, and 15, respectively. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies seeking to take advantage of lower interest rates and the abundant availability of debt capital. Unless replaced by new private debt investments, these prepayments reduce net investment income.

OUTLOOK FOR 2018

As we enter 2018, our pipeline of investment opportunities remains relatively stable and healthy, and there are no indications middle market merger & acquisition or lending activity will decline. While there continues to be solid economic fundamentals and optimism within the Trust's target market, the dynamics within that market have, and are expected to continue to remain aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings' seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

The Trust was able to maintain its $0.27 per share quarterly dividend in 2017 for a total annual dividend of $1.08 per share. As has been discussed in prior reports, recurring investment income alone has not been sufficient, and while improving, is not projected to be sufficient in the near term, to fully fund the current dividend rate. Net investment income has been below the dividend rate since 2013 due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015, combined with generally lower investment returns available due to market and competitive dynamics over the past several years. As mentioned above, we made good progress in growing recurring investment income in 2017, but it remains below the dividend rate and will continue to require supplementation from non-recurring income in the near term. That said, the level of recurring investment income expected to be generated by the Trust in 2018, combined with the availability of earnings carry forwards and other non-recurring income, is expected to enable the Trust to maintain the current dividend rate over the next several quarters. But over time, the Trust's dividend paying ability tends to be correlated with its recurring earnings capacity. As such, until recurring investment income reaches a level equal to the current dividend rate, there is the risk that the dividend may need to be reduced in the future.

As always, I would like to thank you for your continued interest in and support of Barings Participation Investors. I look forward to seeing you at the Trust's annual shareholder meeting in Charlotte, NC, on April 25, 2018.

Robert M. Shettle
President

2017 Annual Report

2017 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/4/2017	0.2700	0.2700	—	—
Regular	8/1/2017	0.2700	0.2700	—	—
Regular	10/30/2017	0.2700	0.2700	—	—
Regular	12/29/2017	0.2700	0.2700	—	—
		1.0800	1.0800	0.0000	0.0000

The following table summarizes the tax effects of the relation of capital gains for 2017: (unaudited)

	Amount per Share	Form 2439
2017 Gains Retained	0.3619	Line 1a
Long-Term Gains Retained	0.3619
Taxes Paid	0.1266	Line 2*
Basis Adjustment	0.2353	**

*	If you are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) you may be able to claim a refund by filing Form 990-T.
**	For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

Annual Dividend	Qualified for Dividend Received Deduction***		Qualified Dividends****		Interest Earned on U.S. Gov't. Obligations
Amount per Share	Percent	Amount per Share	Percent	Amount per Share	Percent	Amount per Share
$ 1.08	5.0379%	0.0543	5.0379%	0.0543	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2017

BARINGS PARTICIPATION INVESTORS Financial Report
Consolidated Statement of Assets and Liabilities	7

Consolidated Statement of Operations	8

Consolidated Statement of Cash Flows	9

Consolidated Statements of Changes in Net Assets	10

Consolidated Selected Financial Highlights	11

Consolidated Schedule of Investments	12-38

Notes to Consolidated Financial Statements	39-46

Report of Independent Registered Public Accounting Firm	47-48

Interested Trustees	49-50

Independent Trustees	51-52

Officers of the Trust	53

2017 Annual Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $104,210,707)	$107,418,558
Corporate restricted securities at market value
(Cost - $15,242,021)	15,580,225
Corporate public securities at market value
(Cost - $29,491,207)	30,258,297
Short-term securities at amortized cost	6,043,541

Total investments (Cost - $154,987,476)	159,300,621

Cash	5,773,177
Interest receivable	1,294,951
Other assets	26,014

Total assets	166,394,763

Liabilities:
Note payable	15,000,000
Dividend payable	2,823,704
Tax payable	1,813,349
Deferred tax liability	769,713
Investment advisory fee payable	327,330
Interest payable	27,267
Accrued expenses	153,335

Total liabilities	20,914,698

Commitments and Contingencies (See Note 8)
Total net assets	$145,480,065

Net Assets:
Common shares, par value $.01 per share	$104,581
Additional paid-in capital	94,487,805
Retained net realized gain on investments, prior years	44,296,000
Undistributed net investment income	730,313
Accumulated net realized gain on investments	2,317,934
Net unrealized appreciation of investments	3,543,432

Total net assets	$145,480,065

Common shares issued and outstanding (14,787,750 authorized)	10,458,162

Net asset value per share	$13.91

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2017

Investment Income:
Interest	$12,456,742
Dividends	1,396,891
Other	230,464

Total investment income	14,084,097

Expenses:
Investment advisory fees	1,306,752
Interest	613,500
Professional fees	265,452
Trustees' fees and expenses	231,000
Reports to shareholders	96,000
Custodian fees	23,997
Other	207,315

Total expenses	2,744,016

Investment income - net	11,340,081

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	4,160,167
Income tax expense	(1,880,059)

Net realized gain on investments after taxes	2,280,108

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	5,872,028
Net (increase) decrease in deferred income tax expense	(354,699)

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	5,517,329

Net gain on investments	7,797,437

Net increase in net assets resulting from operations	$19,137,518

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2017

Net increase in cash:

Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$4,027,008
Purchases of portfolio securities	(37,484,672)
Proceeds from disposition of portfolio securities	35,320,991
Interest, dividends and other income received	13,255,894
Interest expense paid	(613,500)
Operating expenses paid	(2,115,805)
Income taxes paid	(571,013)

Net cash provided by operating activities	11,818,903

Cash flows from financing activities:
Cash dividends paid from net investment income	(11,246,473)
Receipts for shares issued on reinvestment of dividends	1,001,726

Net cash used for financing activities	(10,244,747)

Net increase in cash	1,574,156

Cash - beginning of year	4,199,021

Cash - end of year	$5,773,177

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$19,137,518

Increase in investments	(9,603,591)
Decrease in interest receivable	453,563
Decrease in receivable for investments sold	152,188
Decrease in other assets	769
Increase in tax payable	1,309,046
Increase in deferred tax liability	354,699
Increase in investment advisory fee payable	19,965
Decrease in accrued expenses	(5,254)

Total adjustments to net assets from operations	(7,318,615)

Net cash provided by operating activities	$11,818,903

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2017 and 2016

	2017	2016
Increase in net assets:

Operations:
Investment income - net	$11,340,081	$10,324,242
Net realized gain on investments after taxes	2,280,108	1,279,991
Net change in unrealized appreciation of investments after taxes	5,517,329	38,399

Net increase in net assets resulting from operations	19,137,518	11,642,632

Increase from common shares issued on reinvestment of dividends
Common shares issued (2017 - 71,989; 2016 - 57,782)	1,001,726	806,973

Dividends to shareholders from:
Net investment income (2017 - $1.08 per share; 2016 - $1.08 per share)	(11,265,910)	(11,192,508)

Total increase in net assets	8,873,334	1,257,097

Net assets, beginning of year	136,606,731	135,349,634

Net assets, end of year (including undistributed net investment income of $730,313 and $568,739, respectively)	$145,480,065	$136,606,731

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2017		2016		2015		2014	2013
Net asset value:
Beginning of year	$13.15		$13.10		$13.35		$12.83	$12.56

Net investment income (a)	1.09		1.00		0.95		1.04	1.00
Net realized and unrealized gain (loss) on investments	0.75		0.13		(0.12)		0.57	0.35

Total from investment operations	1.84		1.13		0.83		1.61	1.35

Dividends from net investment income to common shareholders	(1.08)		(1.08)		(1.08)		(0.96)	(1.08)
Dividends from realized gain on investments to common shareholders	—		—		—		(0.12)	—
Increase from dividends reinvested	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.00	)(b)

Total dividends	(1.08)		(1.08)		(1.08)		(1.09)	(1.08)

Net asset value: End of year	$13.91		$13.15		$13.10		$13.35	$12.83

Per share market value: End of year	$14.10		$14.20		$13.75		$13.23	$12.88

Total investment return
Net asset value (c)	14.29%		8.75%		6.23%		13.61%	10.97%
Market value (c)	7.21%		11.45%		12.66%		12.54%	0.47%
Net assets (in millions):
End of year	$145.48		$136.61		$135.35		$137.57	$131.42
Ratio of total expenses to average net assets	3.23%		2.26%		2.17%		2.84%	2.15%
Ratio of operating expenses to average net assets	1.49%		1.35%		1.49%		1.49%	1.51%
Ratio of interest expense to average net assets	0.43%		0.44%		0.44%		0.45%	0.47%
Ratio of income tax expense to average net assets	1.31%		0.47%		0.24%		0.90%	0.17%
Ratio of net investment income to average net assets	7.92%		7.45%		6.95%		7.82%	7.77%
Portfolio turnover	24%		31%		30%		32%	30%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

Senior borrowings:

Total principal amount (in millions)	$15	$15	$15	$15	$15

Asset coverage per $1,000 of indebtedness	$10,699	$10,107	$10,023	$10,171	$9,761

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2017

Corporate Restricted Securities - 84.55%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 73.84%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices ("IIDs"). IIDs are sophisticated breathalyzers wired to a vehicle's ignition system.
11.75% Second Lien Term Loan due 12/22/2022	$1,725,000	12/21/17	$1,690,703	$1,690,427

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$109,335	08/01/12	105,602	109,027
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	284,020
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	48,427

			273,048	441,474

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	22,269

* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$1,215,408	03/27/15	1,201,605	1,227,562
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	141,180
Common Stock (B)	346 shs.	03/27/15	346	-

			1,314,105	1,368,742

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
Limited Liability Company Unit	288 uts.	11/18/14	288,000	817,515

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.5% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$1,568,182	10/31/16	$1,540,882	$1,584,889
11.5% (1.25% PIK) Senior Subordinated Note due 04/30/2023	$206,039	10/06/17	202,045	207,754
Common Stock (B)	156,818 shs.	10/31/16	156,818	232,483

			1,899,745	2,025,126

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	113,636	273,455

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% (1% PIK) Senior Subordinated Note due 04/22/2023	$1,403,469	04/22/16	1,395,284	1,431,539
Limited Liability Company Unit (B)	0.40% int.	04/20/16	345,000	489,900

			1,740,284	1,921,439

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$1,721,694	*	1,709,460	1,721,693
Limited Partnership Interest	524 uts.	08/01/14	523,950	902,345

* 05/21/13 and 08/01/14.			2,233,410	2,624,038

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$756,198	11/19/15	745,870	732,955
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	28,331

			856,970	761,286

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	$1,494,645	$1,495,653
Preferred Stock (B)	210 shs.	08/17/15	209,390	161,202
Common Stock (B)	210 shs.	08/17/15	210	—

			1,704,245	1,656,855

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/21/2021 (D)	$6,777	07/31/14	6,650	—
Limited Liability Company Unit (B)(F)	45,504 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B)(F)	78,358 uts.	09/29/17	484,578	—

* 07/31/14 and 10/14/15.			491,228	—

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$1,495,166	10/11/17	1,466,211	1,502,690
Preferred Stock Series A (B)	23 shs.	10/11/17	232,373	231,063
Common Stock Class A (B)	735 shs.	10/11/17	735	—

			1,699,319	1,733,753

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,458,756	04/28/17	1,431,622	1,452,376
Limited Liability Company Unit (B)(F)	2,760 uts.	04/28/17	276,000	132,685

			1,707,622	1,585,061

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$59,574	10/12/12	$59,386	$59,574
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$334,742	10/12/12	326,523	334,742
Common Stock (B)	51,064 shs.	10/12/12	51,064	367,648
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	145,550

			457,189	907,514

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% (1.5% PIK) Senior Subordinated Note due 06/30/2021 (D)	$1,585,908	06/30/15	1,561,276	—
Common Stock (B)	1,417 shs.	06/30/15	156,800	—

			1,718,076	—

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$791,817	01/19/11	785,799	791,817
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$209,198	08/03/12	207,830	209,198
Common Stock (B)	375 shs.	01/19/11	37,500	41,877
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	32,918

			1,060,379	1,075,810

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
Limited Liability Company Unit (B)(F)	1 ut.	03/26/12	189,978	—

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$2,053,963	*	2,027,811	2,054,716
Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	167,398

* 10/01/14 and 07/18/16.			2,217,078	2,222,114

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	$146,594	$832,262

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)(F)	230 uts.	03/04/15	147,305	230,752

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	112,006
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	87,629
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	—	930,698
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	—	165,309

			142,369	1,295,642

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% (1.75% PIK) Senior Subordinated Note due 06/30/2023	$778,404	06/30/16	765,875	800,373
Preferred Stock Series A (B)	758 shs.	06/30/16	72,033	86,850
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	15,096

			841,699	902,319

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 11/22/2019	$1,336,228	11/22/13	1,326,368	1,336,228
Common Stock (B)	90 shs.	*	514,284	589,219

* 11/22/13 and 09/16/16.			1,840,652	1,925,447

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$1,420,588	10/07/16	1,396,109	1,428,478
Limited Liability Company Unit (B)(F)	304,412 uts.	10/07/16	304,412	350,074

			1,700,521	1,778,552

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$1,432,251	05/04/12	$1,422,981	$1,412,941
Preferred Stock (B)	25 shs.	05/04/12	252,434	237,754
Common Stock (B)	25 shs.	05/04/12	28,048	—

			1,703,463	1,650,695

Dunn Paper
A provider of specialty paper for niche product applications.
10.32% Second Lien Term Loan due 08/26/2023	$1,725,000	09/28/16	1,696,610	1,716,375

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.74% Last Out Term Loan due 12/31/2021	$1,725,000	12/22/15	1,707,766	1,713,377
10.74% Second Last Out Term Loan due 12/31/2021	$177,404	09/07/17	175,756	176,209

			1,883,522	1,889,586

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% (0.75% PIK) Senior Subordinated Note due 11/21/2020	$1,324,237	11/21/14	1,307,409	1,324,237
Limited Liability Company Unit (B)(F)	230 uts.	11/19/14	71,875	172,372

			1,379,284	1,496,609

Elite Sportwear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 10/13/2021	$1,584,678	10/14/16	1,562,555	1,535,098
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	71,689

			1,722,277	1,606,787

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,330,625	06/30/17	1,306,130	1,341,531
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	437,465

			1,703,825	1,778,996

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% (1.5% PIK) Senior Subordinated Note due 10/04/2019	$983,968	04/04/14	$976,430	$983,968
14% (2% PIK) Senior Subordinated Note due 10/04/2019	$259,638	07/01/16	256,629	261,239
Common Stock (B)	0.31% int.	04/04/14	77,533	92,782

			1,310,592	1,337,989

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	87,428
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	308,587

			75,418	396,015

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	—	80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	402,397
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	50,449
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	41,586
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	65,426

			105,046	640,417

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
Common Stock (B)	148 shs.	05/01/15	148,096	380,426

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	41,317
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—

			76,687	41,317

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$1,244,605	03/27/13	$1,238,254	$1,120,144
Common Stock (B)	1,181 shs.	03/27/13	118,110	33,855

			1,356,364	1,153,999

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% (1% PIK) Senior Subordinated Note due 01/15/2022	$1,608,768	01/15/16	1,585,106	1,640,944
Common Stock (B)	147 shs.	01/15/16	147,436	303,024

			1,732,542	1,943,968

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	342 shs.	06/19/15	70,683	84,307
Common Stock (B)	342 shs.	06/19/15	2,945	53,921

			73,628	138,228

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	175 shs.	10/31/14	174,831	231,461

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.66% Term Loan due 12/21/2022	$2,465,000	12/19/17	2,415,948	2,415,827

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 05/22/2023	$727,865	02/05/14	704,329	727,865
Common Stock (B)	1,046 shs.	*	104,636	129,396
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	49,111

* 02/05/14 and 11/22/17.			845,781	906,372

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$1,725,000	*	$1,702,044	$1,728,656
Limited Liability Company Unit Preferred (B)	372 uts.	**	371,644	444,515
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	40,676

* 12/19/14 and 02/21/17.			2,073,688	2,213,847
* *12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$1,599,281	07/01/16	1,574,434	1,631,266
Common Stock (B)	150 shs.	07/01/16	149,500	187,523

			1,723,934	1,818,789

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$1,128,673	02/14/14	1,119,113	1,128,673
12% Senior Subordinated Note due 08/14/2020	$431,250	06/22/15	429,025	435,563
Common Stock (B)	821 shs.	02/14/14	822	307,173

			1,548,960	1,871,409

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$1,650,889	01/17/14	1,637,490	1,650,889
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	15,121

			1,739,053	1,666,010

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$1,409,335	*	1,391,392	1,268,402

* 12/30/15 and 12/23/16.

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—

			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2018	$1,098,837	08/19/08	1,096,983	988,953
Common Stock (B)	251 shs.	08/19/08	251,163	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	—

			1,408,379	988,953

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15% (15% PIK) Senior Subordinated Note due 11/10/2020	$1,169,974	11/10/14	1,157,751	963,286
Common Stock (B)	2,300 shs.	11/10/14	230,000	—

			1,387,751	963,286

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	112,569

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
Limited Liability Company Unit Class A (B)(F)	283 uts.	12/11/13	—	1,832,892

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B)(F)	1,038,805 uts.	12/05/12	232,207	—
Limited Liability Company Unit Class A-1 (B)(F)	159,048 uts.	10/31/16	159,048	233,833
Limited Liability Company Unit Class A-2 (B)(F)	1,032,609 uts.	10/31/16	—	94,794

			391,255	328,627

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	$—	$84,256
Common Stock (B)	353 shs.	07/15/08	285,619	445,875

			285,619	530,131

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 04/30/2019 (D)	$419,971	01/15/10	404,121	377,974
15% (2.5% PIK) Senior Subordinated Note due 04/30/2019 (D)	$115,253	10/05/10	114,604	103,727
Common Stock (B)	35 shs.	10/05/10	35,400	31,654
Common Stock Class B (B)	118 shs.	01/15/10	117,647	105,201
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	93,103

			766,351	711,659

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$868,102	04/17/15	863,025	651,077
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—

			1,541,354	651,077

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$454,295	09/22/11	449,013	449,752
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$23,839	08/18/15	23,839	22,647
14% PIK Senior Subordinated Note due 06/30/2019	$61,979	*	61,979	62,086
Common Stock Class A (B)	83,080 shs.	**	170,705	290,064

* 10/21/16, 01/27/17 and 10/13/17.			705,536	824,549
** 08/18/15, 10/20/16 and 01/27/17.

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$1,117,744	09/30/14	$1,103,916	$1,111,096
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	106,640

			1,323,461	1,217,736

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$1,570,501	12/02/16	1,543,459	1,601,911
Preferred Stock (B)	1,711 shs.	12/02/16	171,116	164,237
Common Stock (B)	242 shs.	12/02/16	242	—

			1,714,817	1,766,148

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 05/02/2020	$1,336,159	11/02/12	1,327,277	1,336,159
Common Stock (B)	45 shs.	11/02/12	44,643	69,247

			1,371,920	1,405,406

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$1,752,596	04/29/16	1,726,879	1,636,754

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$284,185	11/30/10	282,488	284,185
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	42,982
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	3,898

			282,488	331,065

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020 (D)	$810,000	02/02/07	$809,408	$32,400
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	1.46% int.	02/01/07	588,077	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	—
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	104 uts.	12/10/14	103,904	72,626

* 12/18/08 and 09/30/09.			1,665,969	105,026

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$1,527,814	06/30/16	1,503,239	1,558,371
Common Stock (B)	207 shs.	05/17/16	207,000	261,289

			1,710,239	1,819,660

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, "free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 07/29/2021	$1,449,000	01/29/16	1,428,019	1,477,980
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$326,705	02/17/17	320,931	332,155
Common Stock Class B (B)	380,545 shs.	*	380,545	536,703

* 01/29/16 and 02/17/17.			2,129,495	2,346,838

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.25% Term Loan due 11/16/2022	$346,855	11/14/17	336,837	336,903
7.67% Term Loan due 11/17/2024	$2,122,639	11/14/17	1,933,851	1,935,644

			2,270,688	2,272,547

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company	0.40% int.	*	$175,339	$14,924

* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 01/31/2020	$1,091,117	07/31/14	1,081,465	982,004
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	2,768
Limited Liability Company Unit Class F	20,621 uts.	09/28/17	14,274	385

			1,243,835	985,157

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
Limited Liability Company Unit Preferred (B)(F)	1,149 uts.	05/29/15	114,900	115,713
Limited Liability Company Unit Common (B)(F)	1,149 uts.	05/29/15	—	175,393

			114,900	291,106

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$1,190,406	11/20/14	1,178,649	1,190,406
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	474,814
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	54,115

			1,393,568	1,719,335

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
Common Stock (B)	118 shs.	05/12/15	118,476	338,094

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$1,432,337	11/13/17	1,432,337	1,443,693
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	293,617	293,617

			1,725,954	1,737,310

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	$75,509	$78,358
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	32,014

			103,825	110,372

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	433,858
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	109,896

* 08/31/07 and 03/06/08.			328,729	543,754

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	726,147	—
Common Stock (B)	841 shs.	10/18/13	84,100	—

			810,247	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$1,725,000	05/23/16	1,698,220	1,742,250

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$867,652	03/27/17	858,102	867,652
Limited Liability Company Unit Series A (B)(F)	14 uts.	03/27/17	846,631	1,045,332

			1,704,733	1,912,984

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	259,595
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	43,345

			188,961	302,940

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Strategic Insight, Inc.
A provider of largely proprietary data, market research, and business intelligence to the global asset management industry.
10.94% Second Lien Term Loan due 12/21/2024	$1,725,000	12/28/17	$1,686,233	$1,686,148

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$1,428,470	*	1,358,229	999,929
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—

* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	999,929

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$1,227,802	07/31/15	1,212,275	1,074,326
Common Stock (B)	68 shs.	*	104,986	11,437

*07/31/15 and 11/08/17			1,317,261	1,085,763

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	95,800	152,418

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$1,365,625	11/30/17	1,365,625	1,378,809
Limited Liability Company Unit	359,375 uts.	11/30/17	359,375	359,375

			1,725,000	1,738,184

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$73,670	12/05/13	226,187	73,670
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	21,059

			226,187	94,729

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
Limited Liability Company Unit Preferred Class A (B)	152,696 shs.	*	$166,248	$820,986

* 07/05/13 and 02/13/17.

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$1,160,638	01/23/15	1,148,574	1,053,133

Velocity Technology Solutions, Inc
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
7.52% Lien Term Loan due 12/07/2023	$2,100,000	12/07/17	2,079,202	2,080,066

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.69% Second Lien Term Loan due 01/29/2023	$2,012,500	*	1,982,563	1,987,015

* 01/21/16 and 02/23/17.

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	3,632 shs.	03/31/14	363,158	660,563

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2019 (D)	$1,778,423	11/30/06	1,006,245	1,778,423
Common Stock (B)	101 shs.	11/30/06	101,250	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	—

			1,153,285	1,778,423

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$379,255	08/03/15	$374,815	$383,047
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	577,787

			745,056	960,834

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$1,486,256	04/18/17	1,467,336	1,498,526
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	133,797
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	70,614

			1,615,432	1,702,937

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$1,614,441	01/22/16	1,591,743	1,646,730
Common Stock (B)	157 shs.	01/22/16	156,818	232,137

			1,748,561	1,878,867

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$991,074	11/03/11	988,000	991,074
Common Stock (B)	1,500 shs.	11/03/11	150,000	118,001

			1,138,000	1,109,075

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$1,572,322	03/04/15	1,549,582	1,415,518
Common Stock (B)	1,835 shs.	03/04/15	183,500	15,445

			1,733,082	1,430,963

Total Private Placement Investments (E)			$104,210,707	$107,418,558

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 10.71%:

Bonds - 10.71%
Alliance Residential Company	7.500%	05/01/25	$500,000	$520,656	$531,250
Altice Financing S.A.	7.500	05/15/26	400,000	400,000	426,000
Amsted Industries	5.375	09/15/24	240,000	240,000	249,600
Avantor Inc.	6.000	10/01/24	406,000	406,000	404,478
Beacon Roofing Supply, Inc.	4.875	11/01/25	406,000	406,000	407,523
Boise Cascade Company	5.625	09/01/24	130,000	130,000	137,150
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	428,188
CVR Partners, LP.	9.250	06/15/23	500,000	489,610	538,125
Dell Inc.	4.420	06/15/21	600,000	621,132	625,210
Digicel Group Limited	6.000	04/15/21	500,000	467,514	492,130
First Data Corporation	5.000	01/15/24	406,000	406,000	417,673
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	484,948	542,500
Hertz Corporation	7.625	06/01/22	500,000	500,000	523,750
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	331,650
IAMGOLD Corporation	7.000	04/15/25	500,000	500,000	516,250
J.B. Poindexter Co., Inc.	9.000	04/01/22	401,000	401,000	416,038
Jupiter Resources Inc.	8.500	10/01/22	500,000	471,257	310,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	676,570	690,349
Moog Inc.	5.250	12/01/22	500,000	502,787	517,500
New Gold Inc.	6.250	11/15/22	500,000	502,196	516,250
OPE KAG Finance Sub	7.875	07/31/23	500,000	518,332	517,500
Penske Corporation	4.875	07/11/22	500,000	498,804	539,784
Prime Security Services Borrower	9.250	05/15/23	750,000	776,135	832,500
Sabre GLBL, Inc.	5.250	11/15/23	122,000	122,000	124,781
Sinclair Broadcast Group, Inc.	5.875	03/15/26	204,000	204,000	212,160
Sinclair Television Group, Inc.	5.125	02/15/27	500,000	500,000	495,625
Suncoke Energy	7.500	06/15/25	500,000	492,684	522,500
Tallgrass Operations LLC	5.500	09/15/24	304,000	304,000	311,980
Teine Energy Ltd.	6.875	09/30/22	500,000	506,250	516,250
Topaz Marine S.A.	9.125	07/26/22	500,000	500,000	516,564
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	527,500
Univision Communications, Inc.	5.125	05/15/23	160,000	160,000	159,600
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	209,434
Valeant Pharmaceuticals International	7.000	03/15/24	173,000	173,000	185,110

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Virgin Media Secured Finance PLC	5.250%	01/15/26	$500,000	$502,146	$505,000
VRX Escrow Corp.	6.125	04/15/25	182,000	182,000	166,530
Warrior Met Coal, Inc.	8.000	11/01/24	209,000	209,000	215,793

Total Bonds				15,242,021	15,580,225

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				15,242,021	15,580,225

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Public Securities - 20.80%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.52%
Big River Steel LLC.	6.693%	08/23/23	$119,068	$117,945	$119,961
Cunningham Lindsey U.S., Inc.	5.443	12/10/19	124,631	118,975	124,133
DigiCert, Inc.	6.130	10/31/24	205,369	204,365	207,850
Focus Financial Partners, LLC.	9.193	05/22/25	400,000	409,000	403,500
Gulf Finance, LLC	6.950	08/25/23	260,382	258,308	233,151
Higginbotham Insurance Agency, Inc.	7.250	05/10/22	198,238	196,256	196,256
Murry Energy Corporation	8.943	04/16/20	455,115	417,466	399,363
Seadrill Partners Finco, LLC	4.693	02/21/21	489,796	297,251	394,286
Summit Midstream Holdings, LLC	7.569	05/13/22	135,548	134,393	137,693

Total Bank Loans				2,153,959	2,216,193

Bonds - 19.28%
Air Lease Corp.	3.000	09/15/23	600,000	594,090	595,352
Alcoa, Inc.	6.150	08/15/20	600,000	611,561	645,060
AMC Entertainment Holdings Inc.	6.125	05/15/27	500,000	486,618	496,250
Anchorage Capital Group, L.L.C.	8.609	01/15/29	500,000	517,188	508,829
Anglogold Holdings PLC	5.375	04/15/20	600,000	601,858	626,857
Anixter, Inc.	5.125	10/01/21	165,000	165,000	173,663
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	404,875
A. Schulman Inc.	6.875	06/01/23	500,000	505,282	520,000
Bank of America Corporation	4.000	04/01/24	500,000	498,743	528,563
Beazer Homes USA, Inc.	8.750	03/15/22	160,000	160,000	176,384
Brunswick Corporation	7.125	08/01/27	500,000	503,734	598,549
Bunge Limited Finance Corp.	3.250	08/15/26	600,000	601,942	573,401
Community Health Sysyems Inc.	5.125	08/01/21	480,000	473,400	432,000
Clearwater Paper Corporation	4.500	02/01/23	500,000	497,128	494,375
Crown Castle International Corp	5.250	01/15/23	600,000	660,872	656,967
CubeSmart, L.P.	4.000	11/15/25	500,000	506,216	513,848
CVR Refining LLC	6.500	11/01/22	350,000	342,565	360,500
Discovery Communications	4.900	03/11/26	600,000	648,591	640,083
Dish DBS Corporation	7.750	07/01/26	500,000	542,086	525,625
Duke Realty Limited Partnership	3.875	10/15/22	500,000	499,204	520,214
EnPro Industries Inc.	5.875	09/15/22	120,000	121,050	124,950
EP Energy Corporation	9.375	05/01/20	406,000	238,721	343,070
Expedia Inc.	4.500	08/15/24	600,000	624,276	628,351
Ferrellgas Partners, L.P.	6.750	01/15/22	265,000	267,472	245,125

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Ferrellgas Partners, L.P.	8.625%	06/15/20	$650,000	$650,378	$554,125
Ford Motor Credit Co. LLC	4.375	08/06/23	600,000	641,285	631,802
General Motors Financial Co. Inc.	4.000	01/15/25	500,000	507,704	513,735
Genesis Energy, L.P.	5.625	06/15/24	500,000	469,987	487,500
GEO Group, Inc. (The)	5.875	01/15/22	500,000	479,341	515,000
HealthSouth Corporation	5.125	03/15/23	421,000	413,805	430,472
Hospital Corporation of America	5.375	02/01/25	100,000	101,411	103,500
Hospital Corporation of America	5.250	06/15/26	174,000	174,000	184,440
Hewlett Packard Enterprise Company	4.900	10/15/25	500,000	498,700	527,869
Hughes Satellite Systems Corporation	6.625	08/01/26	500,000	496,830	523,750
Icahn Enterprises L.P.	6.000	08/01/20	600,000	605,225	617,055
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,995	524,200
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,411	507,867
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	167,200
Laredo Petroleum, Inc.	5.625	01/15/22	500,000	477,970	505,000
Lazard Group LLC	4.250	11/14/20	500,000	499,266	520,789
LyondellBasell Industries N.V.	5.750	04/15/24	500,000	582,089	569,843
MasTec, Inc.	4.875	03/15/23	500,000	493,682	510,000
MPLX LP	4.875	12/01/24	500,000	500,000	538,950
NRG Energy, Inc.	7.250	05/15/26	500,000	502,925	544,370
Oasis Petroleum Inc.	6.875	03/15/22	500,000	477,304	513,125
Park-Ohio Industries Inc.	6.625	04/15/27	169,000	169,000	182,098
PBF Holding Company LLC	6.997	11/15/23	33,000	33,000	34,320
Perry Ellis International, Inc.	7.875	04/01/19	125,000	124,688	125,000
Pitney Bowes Inc.	3.375	10/01/21	500,000	499,694	465,000
Reinsurance Group of America	3.950	09/15/26	500,000	502,880	511,006
SM Energy Company	6.750	09/15/26	750,000	744,197	772,500
Sprint Corporation	7.125	06/15/24	155,000	155,000	157,713
Steelcase, Inc.	6.375	02/15/21	500,000	503,277	547,198
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	493,750
Time Warner Cable, Inc.	5.000	02/01/20	500,000	497,407	521,804
Trinity Acquisition Plc	4.400	03/15/26	500,000	515,196	528,795
Tyson Foods, Inc.	4.500	06/15/22	500,000	508,359	534,057
Western Digital Corporation	10.500	04/01/24	253,000	253,000	293,164
William Lyon Homes	7.000	08/15/22	500,000	500,000	515,000
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	423,534
Xlit Ltd	4.450	03/31/25	600,000	612,645	613,682

Total Bonds				27,337,248	28,042,104

Total Corporate Public Securities				$29,491,207	$30,258,297

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 4.15%
Amphenol Corporation	1.900%	01/08/18	$1,000,000	$999,631	$999,631
Avangird, Inc.	1.960	01/03/18	1,000,000	999,891	999,891
Cox Enterprise, Inc.	1.870	01/02/18	1,000,000	999,948	999,948
Hewlett Packard Enterprise Company	1.800	01/08/18	1,000,000	999,650	999,650
Time Warner Inc.	1.950	01/04/18	1,000,000	999,837	999,837
WestRock Company	1.950	01/26/18	1,046,000	1,044,584	1,044,584

Total Short-Term Security				$6,043,541	$6,043,541

Total Investments	109.50%			$154,987,476	$159,300,621

Other Assets	4.88				7,094,142

Liabilities	(14.38)				(20,914,698)

Total Net Assets	100.00%				$145,480,065

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of December 31, 2017, the values of these securities amounted to $107,418,558 or 73.84% of net assets.
(F)	Held in PI Subsidiary Trust
PIK-	Payment-in-kind

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 3.98%
API Technologies Corp.	$1,921,439
BEI Precision Systems & Space Company, Inc.	1,585,061
FMH Holdings Corporation	380,426
Merex Holding Corporation	824,549
Sunvair Aerospace Group Inc.	1,085,763
5,797,238

AUTOMOTIVE - 5.52%
Aurora Parts & Accessories LLC	1,656,855
DPL Holding Corporation	1,650,695
English Color & Supply LLC	1,778,996
Ford Motor Credit Co. LLC	631,802
General Motors Financial Co. Inc.	513,735
Grakon Parent	231,461
J.B. Poindexter Co., Inc.	416,038
Moog Inc.	517,500
Power Stop Holdings LLC	291,106
Randy's Worldwide Automotive	338,094
8,026,282

BANKING - 0.36%
Bank of America Corporation	528,563

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.92%
Higginbotham Insurance Agency, Inc.	196,256
Icahn Enterprises L.P.	617,055
Lazard Group LLC	520,789
1,334,100

BUILDING MATERIALS - 9.28%
ARI Holding Corporation	2,624,038
Beacon Roofing Supply, Inc.	407,523
Boise Cascade Company	137,150
Janus Group Holdings LLC	1,832,892
Happy Floors Acquisition, Inc.	1,818,789
NSi Industries Holdings, Inc.	1,819,660
Signature Systems Holding Company	110,372
Fair Value/ Market Value

Sunrise Windows Holding Company	$999,929
Torrent Group Holdings, Inc.	94,729
Wellborn Forest Holding Company	1,778,423
Wolf-Gordon, Inc.	1,878,867
13,502,372

CABLE & SATELLITE - 2.26%
Cox Enterprise, Inc.	999,948
Hughes Satellite Systems Corporation	523,750
Time Warner Cable, Inc.	521,804
Unitymedia KabelBW GmbH	527,500
UPCB Finance IV Limited	209,434
Virgin Media Secured Finance PLC	505,000
3,287,436

CHEMICALS - 2.43%
A. Schulman Inc.	520,000
Compass Chemical International LLC	230,752
CVR Partners, LP.	538,125
LBC Tank Terminals Holding Netherlands B.V.	690,349
LyondellBasell Industries N.V.	569,843
Polytex Holdings LLC	985,157
3,534,226

CONSUMER CYCLICAL SERVICES - 2.85%
CHG Alternative Education Holding Company	1,075,810
Church Services Holding Company	—
GEO Group, Inc. (The)	515,000
PPC Event Services	1,719,335
Prime Security Services Borrower	832,500
4,142,645

CONSUMER PRODUCTS - 9.53%
AMS Holding LLC	273,455
Blue Wave Products, Inc.	907,514
Elite Sportwear Holding, LLC	1,606,787
gloProfessional Holdings, Inc.	1,153,999
GTI Holding Company	906,372

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Industry Classification: (Continued)	Fair Value/ Market Value

Handi Quilter Holding Company	$2,213,847
HHI Group, LLC	1,666,010
Manhattan Beachwear Holding Company	711,659
MasTec, Inc.	510,000
Master Cutlery LLC	651,077
Perry Ellis International, Inc.	125,000
Whitebridge Pet Brands Holdings, LLC	1,702,937
York Wall Holding Company	1,430,963
13,859,620

DIVERSIFIED MANUFACTURING - 6.15%
ABC Industries, Inc.	441,474
Advanced Manufacturing Enterprises LLC	22,269
Airxcel Holdings	817,515
Amsted Industries	249,600
EnPro Industries Inc.	124,950
F G I Equity LLC	640,417
K P I Holdings, Inc.	530,131
Motion Controls Holdings	331,065
NetShape Technologies, Inc.	105,026
Reelcraft Industries, Inc.	1,737,310
SR Smith LLC	1,912,984
Strahman Holdings Inc	302,940
Therma-Stor Holdings LLC	1,738,184
8,953,865

ELECTRIC - 2.45%
AM Conservation Holding Corp.	2,025,126
Avangird, Inc.	999,891
NRG Energy, Inc.	544,370
3,569,387

FINANCE COMPANIES - 0.41%
Air Lease Corp.	595,352

FINANCIAL OTHER - 1.95%
Anchorage Capital Group, L.L.C.	508,829
Cunningham Lindsey U.S., Inc.	124,133
Fair Value/ Market Value

Focus Financial Partners, LLC.	$403,500
Insurance Claims Management, Inc.	112,569
Strategic Insight Inc.	1,686,148
2,835,179

FOOD & BEVERAGE - 9.03%
Bunge Limited Finance Corp.	573,401
Del Real LLC	1,778,552
Eagle Family Foods, Inc.	1,889,586
F F C Holding Corporation	396,015
Hollandia Produce LLC	1,268,402
Hospitality Mints Holding Company	988,953
Impact Confections	963,286
JMH Investors LLC	328,627
PANOS Brands LLC	2,346,838
Tyson Foods, Inc.	534,057
Westminster Acquisition LLC	960,834
WP Supply Holding Corporation	1,109,075
13,137,626

GAMING - 1.32%
CTM Holding, Inc.	1,925,447

HEALTHCARE - 3.34%
Avantor Inc.	404,478
CORA Health Services, Inc.	902,319
Community Health Sysyems Inc.	432,000
ECG Consulting Group	1,496,609
GD Dental Services LLC	41,317
HealthSouth Corporation	430,472
Hospital Corporation of America	287,940
Laboratory Corporation of America Holdings	507,867
TherOX, Inc.	—
Touchstone Health Partnership	—
Valeant Pharmaceuticals International	185,110
VRX Escrow Corp.	166,530
4,854,642

See Notes to Consolidated Financial Statements

2017 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Industry Classification: (Continued)	Fair Value/ Market Value

HEALTH INSURANCE - 0.35%
Reinsurance Group of America	$511,006

HOME CONSTRUCTION - 0.48%
Beazer Homes USA, Inc.	176,384
William Lyon Homes	515,000
691,384

INDEPENDENT - 1.96%
Antero Resources Corporation	404,875
EP Energy Corporation	343,070
Jupiter Resources Inc.	310,000
Laredo Petroleum, Inc.	505,000
Oasis Petroleum Inc.	513,125
SM Energy Company	772,500
2,848,570

INDUSTRIAL OTHER - 6.75%
AFC - Dell Holding Corporation	1,368,742
Brunswick Corporation	598,549
Clough, Harbour and Associates	832,262
Connecticut Electric, Inc.	1,295,642
Hartland Controls Holding Corporation	1,871,409
Midwest Industrial Rubber, Inc.	1,766,148
Park-Ohio Industries Inc.	182,098
Smart Source Holdings LLC	543,754
SMB Machinery Holdings, Inc.	—
Steelcase, Inc.	547,198
Tranzonic Holdings LLC	820,986
9,826,788

MEDIA & ENTERTAINMENT - 3.76%
AMC Entertainment Holdings Inc.	496,250.00
BlueSpire Holding, Inc.	—
Discovery Communications	640,083
Dish DBS Corporation	525,625
GlynnDevins Acquisition Corporation	138,228
HOP Entertainment LLC	—
Lamar Media Corp.	167,200
Fair Value/ Market Value

Money Mailer Equity LLC	$1,636,754
Sinclair Broadcast Group, Inc.	212,160
Sinclair Television Group, Inc.	495,625
Time Warner Inc.	999,837
Univision Communications, Inc.	159,600
5,471,362

METALS & MINING - 3.19%
Alcoa, Inc.	645,060
Alliance Residential Company	531,250
Anglogold Holdings PLC	626,857
Big River Steel LLC.	119,961
First Quantum Minerals Ltd.	542,500
IAMGOLD Corporation	516,250
Murry Energy Corporation	399,363
New Gold Inc.	516,250
Suncoke Energy	522,500
Warrior Met Coal, Inc.	215,793
4,635,784

MIDSTREAM - 1.78%
CVR Refining LLC	360,500
Ferrellgas Partners, L.P.	799,250
Genesis Energy, L.P.	487,500
Suburban Propane Partners, L.P.	493,750
Summit Midstream Holdings, LLC	137,693
Tallgrass Operations LLC	311,980
2,590,673

OIL FIELD SERVICES - 1.67%
Advantech Testing Services LLC	—
Gulf Finance, LLC	233,151
Hilcorp Energy Company	331,650
Petroplex Inv Holdings LLC	14,924
Seadrill Partners Finco, LLC	394,286
Teine Energy Ltd.	516,250
Topaz Marine S.A.	516,564
WPX Energy, Inc.	423,534
2,430,359

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2017

Industry Classification: (Continued)	Fair Value/ Market Value

OTHER - REITS - 0.71%
Duke Realty Limited Partnership	$520,214
CubeSmart, L.P.	513,848
1,034,062

PACKAGING - 0.52%
ASC Holdings, Inc.	761,286

PAPER - 2.24%
Clearwater Paper Corporation	494,375
Dunn Paper	1,716,375
WestRock Company	1,044,584
3,255,334

PHARMACEUTICALS - 2.45%
Clarion Brands Holding Corp.	2,222,114
ERG Holding Company LLC	1,337,989
3,560,103

PROPERTY & CASUALTY - 0.79%
Trinity Acquisition Plc	528,795
Xlit Ltd	613,682
1,142,477

REFINING - 2.25%
CITGO Petroleum Corporation	428,188
MES Partners, Inc.	1,217,736
MPLX LP	538,950
PBF Holding Company LLC	34,320
Tristar Global Energy Solutions, Inc.	1,053,133
3,272,327

TECHNOLOGY - 13.46%
1A Smart Start, Inc.	1,690,427
Amphenol Corporation	999,631
Anixter, Inc.	173,663
BCC Software, Inc.	1,733,753
Dell Inc.	625,210
Fair Value/ Market Value

DigiCert, Inc.	$207,850
Expedia Inc.	628,351
First Data Corporation	417,673
Glynlyon Holding Companies, Inc.	1,943,968
GraphPad Software, Inc.	2,415,827
Hewlett Packard Enterprise Company	1,527,519
Jabil Circuit, Inc.	524,200
Pitney Bowes Inc.	465,000
Sabre GLBL, Inc.	124,781
Software Paradigms International Group, LLC	1,742,250
Velocity Technology Solutions, Inc	2,080,066
Veritext Corporation	1,987,015
Western Digital Corporation	293,164
19,580,348

TELECOMMUNICATIONS - 0.29%
Altice Financing S.A.	426,000

TRANSPORTATION SERVICES - 4.17%
Hertz Corporation	523,750
MNX Holding Company	1,405,406
OPE KAG Finance Sub	517,500
Penske Corporation	539,784
Pegasus Transtech Corporation	2,272,547
Team Drive-Away Holdings LLC	152,418
VP Holding Company	660,563
6,071,968

WIRELESS - 0.90%
Crown Castle International Corp	656,967
Digicel Group Limited	492,130
Sprint Corporation	157,713
1,306,810

Total Investments - 109.50% (Cost - $154,987,476)	$159,300,621

See Notes to Consolidated Financial Statements

2017 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	History
Barings Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of

Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $107,418,558 (73.84% of net assets) as of December 31, 2017 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2017, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company's EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

2017 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2017:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average

Bank Loans	$2,239,836	Broker Quote	Single Broker	99.5% to 100.8%	99.8%

	$14,021,617	Discounted Cash Flows	Discount Rate	6.4% to 12.4%	8.3%

Corporate Bonds	$60,037,379	Discounted Cash Flows	Discount Rate	7.5% to 21.4%	11.9%

	$8,145,007	Market Approach	Valuation Multiple	4.1x to 8.3x	6.9x

			EBITDA	$0.0 million to $14.9 million	$6.2 million

Equity Securities*	$22,845,188	Market Approach	Valuation Multiple	4.1x to 14.7x	8.7x

			EBITDA	$0.0 million to $223.1 million	$31.7 million

Certain of the Trust's Level 3 equity securities investments have been valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $652,992 have been excluded from the preceding table.

*	including partnerships and LLC's

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trusts' financial instruments are categorized as of December 31, 2017.

The fair values of the Trust's investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2017 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$83,762,611	$—	$15,580,225	$68,182,386
Bank Loans	15,737,992	—	—	15,737,992
Common Stock - U.S.	6,911,240	—	—	6,911,240
Preferred Stock	2,525,813	—	—	2,525,813
Partnerships and LLCs	14,061,127	—	—	14,061,127
Public Securities
Bank Loans	2,216,193	—	1,692,732	523,461
Corporate Bonds	28,042,104	—	28,042,104	—
Common Stock - U.S.	—	—	—	—
Preferred Stock	—	—	—	—
Short-term Securities	6,043,541	—	6,043,541	—
Total	$159,300,621	$—	$51,358,602	$107,942,019

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2016	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2017
Restricted Securities
Corporate Bonds	$69,600,395	$2,546,513	$10,470,424	$(4,186,895)	$(10,248,051)	$—	$—	$68,182,386
Bank Loans	5,132,890	7,122	10,597,980	—	—	—	—	15,737,992
Common Stock -U.S.	5,972,591	3,277,780	152,116	(2,491,247)	—	—	—	6,911,240
Preferred Stock	3,878,030	641,656	293,600	(2,287,473)	—	—	—	2,525,813
Partnerships and LLCs	10,187,680	3,402,368	3,041,034	(2,569,955)	—	—	—	14,061,127
Public Securities
Bank Loans	—	3,973	645,895	—	(290,349)	434,587	(270,645)	523,461
	$94,771,586	$9,879,412	$25,201,049	$(11,535,570)	$(10,538,400)	$434,587	$(270,645)	$107,942,019

There were no transfers into or out of Level 1 and Level 2 assets.

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$570,410	—
Net realized gain on investments before taxes	$3,856,057	—
Net change in unrealized appreciation of investments before taxes	$5,452,945	5,747,720

B. Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. In 2017, the Trust incurred $1,324,513 of tax as a result of retained capital gains.

The Trust utilized $62,631 of capital loss carryforwards during the year ended December 31, 2017.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting

2017 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the PI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2017, the Trust increased undistributed net investment income by $87,403, decreased accumulated net realized gains by $2,449,795, increased retained net realized gain on investments by $3,784,690, and decreased additional paid in capital by $1,422,298 to more accurately display the Trust's capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The Trusts' current income tax expense as shown on the Statement of Operations is $1,880,059 which is comprised of income tax expense on long term capital gains retained related to the regulated investment company of $1,324,513 as well as taxes related to the PI Subsidiary Trust as described in the table below of $555,546.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.
The components of income taxes included in the consolidated statement of operations for the year ended December 31, 2017 were as follows:

Income tax expense (benefit)

Current:
Federal	$365,587
State	189,958
Total current	555,546

Deferred:
Federal	308,335
State	46,364
Total deferred	354,699

Total income tax expense from continuing operations	$910,245

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2017 were as follows:

Deferred tax liabilities:

Unrealized gain on investments	$769,713

Total deferred tax liabilities	$769,713
Net deferred tax liability	$(769,713)

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the "more-likely-than-not" threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the year ended December 31, 2017.

A reconciliation of the differences between the PI Subsidiary Trust's income tax expense and the amount computed by applying the prevailing U.S.

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

federal tax rate to pretax income for the year ended December 31, 2017 is as follows:

	Amount	Percentage

Provision for income taxes at the U.S. federal rate	$673,922	32.05%

State tax, net of federal effect	236,322	11.24%

Change in valuation allowance	—	0.00%

Other	—	0.00%

Income tax expense	$910,245	43.29%

Each of the Trust's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

The components of capital shown in the following table represent the Trust's undistributed net investment income, undistributed net capital gains, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other fund investments, if any, at December 31, 2017, each of which is determined on a U.S. Federal tax basis:

Undistributed (Overdistributed) Net Investment Income	Undistributed Net Capital Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation (Depreciation) on Securities and Other Investments
$956,124	$0	$0	$2,087,091

The tax character of distributions declared during the years ended December 31, 2017 and 2016 was as follows:

Distributions paid from:	2017	2016

Ordinary Income	$11,265,910	$11,192,508

3.	Investment Advisory and Administrative Services Contract

A. Services:
Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

4.	Senior Indebtedness
MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2017, the Trust incurred total interest expense on the Note of $613,500.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Management estimates that the fair value of the Note was $15,491,251 as of December 31, 2017. The fair value measurement of the Note would be categorized as a Level 3 under ASC 820.

2017 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

	For the year ended 12/31/17
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$29,797,344	$28,971,006

Corporate public securities	7,690,753	6,349,985

The difference between book-basis and tax-basis cost is primarily due to holdings of partnerships. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of December 31, 2017 is $4,313,145 and consists of $14,785,583 appreciation and $10,472,438 depreciation.

As of December 31, 2017, the aggregate cost of securities for federal tax purposes was $155,168,188 and the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,803,659 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,671,227 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $769,713 on net unrealized gains on the PI Subsidiary Trust.

6.	Quarterly Results of Investment Operations
(Unaudited)

	March 31, 2017
	Amount	Per Share

Investment income	$3,626,412
Net investment income	2,977,329	$0.29
Net realized and unrealized gain on investments (net of taxes)	1,286,603	0.12

	June 30, 2017
	Amount	Per Share

Investment income	$3,646,791
Net investment income	2,993,709	$0.29
Net realized and unrealized gain on investments (net of taxes)	3,982,780	0.38

	September 30, 2017
	Amount	Per Share

Investment income	$3,298,067
Net investment income	2,582,559	$0.25
Net realized and unrealized gain on investments (net of taxes)	3,083,613	0.30

	December 31, 2017
	Amount	Per Share

Investment income	$3,512,827
Net investment income	2,786,484	$0.26
Net realized and unrealized loss on investments (net of taxes)	(555,559)	(0.05)

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At December 31, 2017, the Trust had the following unfunded commitments:

Investment	Unfunded Amount

CORA Health Services, Inc.	$890,933

Pegasus Transtech Corporation	$136,944

Polytex Holdings LLC	$14,274

9.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2017, the Trust paid its Trustees aggregate remuneration of $230,350. During the year, the Trust did not pay any

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Barings). For the year ended December 31, 2017, Barings paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Barings.

In addition to the amounts payable pursuant to the Contract, the Trust paid Baring $3,197 to reimburse expenses paid on behalf of the Trust.

10.	Certifications
As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

11.	Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2017, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

2017 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Barings Participation Investors:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Barings Participation Investors and subsidiary (collectively, the "Trust"), including the consolidated schedule of investments, as of December 31, 2017, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the

Barings Participation Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Trust since 2004.

Boston, Massachusetts
February 26, 2018

2017 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (60) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman /Nominee	Term expires 2018; Trustee since 2009	Deputy Chief Investment Officer and Managing Director (since 2016), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings	2
Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Chairman and Chief Executive Officer (since 2009), Member of the Board of Managers (since 2007), MMC Equipment Finance LLC; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of Investment Committee (since 1999), Diocese of Springfield; and Member of Investment Committee (since 2015), Baystate Health Systems.

*
Mr. Noreen is classified as an "interested person" of the Trust and Barings (as defined by the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust and his former position as President of Barings.

Barings Participation Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (73) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2019; Trustee since 2003	Retired (since 2003); President (2001-2003), Barings; and President (1993-2003) of the Trust.	106
Trustee (since 2003), President (1993-2003), Barings Corporate Investors; Director (2006-2014), Jefferies Group, Inc. (financial services); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Trustee (since 2003), MassMutual Select Funds (an open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Funds (an open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company); Director (2013-2016), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); and Director (2013-2016), Baring Asset Management Korea Limited (company that engages in asset management, business administration and investment management).

*
Mr. Joyal retired as President of Barings in June 2003. In addition and as noted above, Mr. Joyal is a director of Leucadia National Corporation, which is the parent company of Jefferies Group, Inc., and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Barings or any other advisory accounts over which Barings has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an "interested person" of the Trust and Barings (as defined by the Investment Company Act of 1940, as amended).

2017 Annual Report

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (60) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Corporate Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (a derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (61) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2013	Retired (since 2017), Managing Director and General Partner (1993-2017), Boston Ventures Management (private equity firm).	2
Trustee (since 2013), Barings Corporate Investors; Managing Director (1993-2016), Boston Ventures V L.P. (private equity fund); Managing Director (since 1993), Boston Ventures VI L.P. (private equity fund); Member of the Board Overseers (since 2013), MSPCA-Angell; Member of the Grants Committee (since 2013), IECA Foundation; and President of the Board (2006-2012), Codman Academy Public Charter School.

Edward P. Grace III (67) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee /Nominee	Term expires 2018; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Ventures Partners LP (venture capital fund); Senior Advisor (2011-2017), Angelo Gordon & Co. (Investment adviser).	2
Trustee (since 2012), Barings Corporate Investors; Director (2010-2017), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe's, Inc. (restaurant chain).

Barings Participation Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Susan B. Sweeney (65) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2019; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	106
Trustee (since 2012), Barings Corporate Investors; Trustee (since 2009), MassMutual Select Funds (an open-ended investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (an open-ended investment company advised by MassMutual).

Maleyne M. Syracuse (61) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2007	Private Investor (since 2007); Managing Director (2000-2007), JP Morgan Securities, Inc. (investments and banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust / BT Securities.	2	Trustee (since 2007), Barings Corporate Investors.

2017 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years

Robert M. Shettle (50) Barings Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2016
Vice President (2015-2016) of the Trust; President (since 2016), Vice President (2015-2016), Barings Corporate Investors; Managing Director (since 2006), Director (1998-2006), Barings; President (since 2016), Vice President (2005-2016), CI Subsidiary Trust and PI Subsidiary Trust.

Janice M. Bishop (53) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2015
Associate Secretary (2008-2015) of the Trust; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Corporate Investors; Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust; Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund; Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (55) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trust; Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003), Barings Corporate Investors; Managing Director (since 2005), Director (2000-2005), Barings; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (44) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006
Chief Compliance Officer (since 2006), Barings Corporate Investors; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2013), Barings Funds Trust; Chief Compliance Officer (since 2012), Barings Global Short Duration High Yield Fund; Managing Director (since 2005), Barings.

Sean Feeley (50) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Vice President (since 2011), Barings Corporate Investors; Vice President (since 2012), Barings Global Short Duration High Yield Fund; Managing Director (since 2003), Barings; and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Kristin Goodchild (32) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Associate Secretary	Since 2015
Associate Secretary (since 2015), Barings Corporate Investors; Assistant Secretary (since 2015), Barings Funds Trust (open-end investment company advised by Barings); Assistant Secretary (since 2015), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings) Counsel (since 2016), Senior Paralegal (2014-2016, Paralegal (2010-2013), Legal Analyst (2008-2009), Barings.

Barings Participation Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Term / Length of Time Served	Principal Occupations During Past 5 Years

Christopher Hanscom (35) Barings Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2017	Treasurer (since 2017), Barings Corporate Investors; Associate Director (since 2015), Analyst (2005-20 15), Barings.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 19, 2017.

2017 Annual Report

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Barings Participation Investors

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Barings Participation Investors

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Barings Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansans City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Managing Director and General Partner Boston Ventures Management	Edward P. Grace* President Phelps Grace International, Inc
Robert E. Joyal Retired President, Barings LLC	Clifford M. Noreen Deputy Chief Investment Officer Massachusetts Mutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Clifford M. Noreen Chairman	Robert M. Shettle President	James M. Roy Vice President & Chief Financial Officer
Janice M. Bishop Vice President, Secretary & Chief Legal Officer	Sean Feeley Vice President	Christopher D. Hanscom Treasurer
Melissa M. LaGrant Chief Compliance Officer

* Member of the Audit Committee

Barings PARTICIPATION INVESTORS 2017 Annual Report
PI6370

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.barings.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.

Fees Billed to the Registrant:

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Audit Fees	$97,625	$78,100
Audit-Related Fees	0	0
Tax Fees	45,665	45,665
All Other Fees	0	0
Total Fees	$143,290	$123,765

Non-Audit Fees Billed to Barings and MassMutual:

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Audit-Related Fees	$1,618,525	$1,239,527
Tax Fees	30,000	227,500
All Other Fees	202,280	35,000
Total Fees	$1,850,805	$1,502,027

The category "Audit Fees" refers to performing an audit of the Registrant's annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category "Audit-Related Fees" reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant, Barings and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG LLP for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's principal accountant. During 2016, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2016 and 2017 for the Registrant and for the non-audit services provided to Barings, and Barings' parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2016 fees billed represent final 2016 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2016 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2016 Annual Form N-CSR, but are now properly included in the 2016 fees billed to the Registrant, Barings and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.barings.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Barbara M. Ginader, Edward P. Grace, III, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Barings LLC ("Barings"). A summary of Barings' proxy voting policies and procedures are set forth below.

Summary of Barings' Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client's investment objectives).  To implement this general principle, Barings engages a proxy service provider (the "Service Provider") that is responsible for processing and maintaining records of proxy votes.  In addition, the Service Provider will retain the services of an independent third party research provider (the "Research Provider") to provide research and recommendations on proxies.  It is Barings' Proxy Voting Policy to generally vote proxies in accordance with the recommendations of the Research Provider.  In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Barings will vote in accordance with the Research Provider's proxy voting guidelines (the "Guidelines").  In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider's recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines.  Barings can vote, in whole or in part, against the Research Provider's recommendations or Guidelines, as it deems appropriate.  The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider's recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").  For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings' Proxy Voting Procedures:

Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider's recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a "Proxy Analyst") determines that it is in the client's best interests to vote against the Research Provider's recommendations or Guidelines.  In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider's recommendations or Guidelines, the proxy administrator will vote the proxy in accordance with the Proxy Analyst's recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the proxy administrator.  If a Material Conflict is identified by a Proxy Analyst or the proxy administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client's best interests.

No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict.  Pre-vote communications with proxy solicitors are prohibited.  In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Barings' Chief Compliance Officer prior to voting.  Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Barings' Chief Compliance Officer.

Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings' Proxy Voting Policy.  In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference.  However, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities.  In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings' Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Barings LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER.  Robert M. Shettle serves as the President of the Registrant (since June 2016) and as one of its Portfolio Managers.  Mr. Shettle began his service to the Registrant in 2015 as a Vice President.  With over 18 years of industry experience, Mr. Shettle is a Managing Director of Barings and Head of the North America Mezzanine and Private Equity Group of Barings.  He joined Barings in 2006.  Prior to joining Barings, he spent six years at Fleet National Bank as a Vice President and commercial loan officer and three years at Anderson Consulting.  At Barings, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments.  Mr. Shettle holds a B.S. from the University of Connecticut and a M.B.A. from Rensselaer Polytechnic Institute.  He is also a Chartered Financial Analyst.  Mr. Shettle also presently serves as President of Barings Participation Investors, another closed-end management investment company advised by Barings.

PORTFOLIO MANAGEMENT TEAM.  Mr. Shettle has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Barings' investment professional (together with the Portfolio Manager, the "Portfolio Team").

Sean Feeley is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio.  Mr. Feeley has been a Vice President of the Registrant since 2011.  Mr. Feeley is a Managing Director of Barings and head of the High Yield Research Team with over 23 years of industry experience in high yield bonds and loans in various investment strategies.  Prior to joining Barings in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance.  Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.  Mr. Feeley also serves as Vice President of Barings Participation Investors and President of Barings Global Short Duration High Yield Fund, both closed-end management investment companies advised by Barings.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM.  The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGEMENT TEAM.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE[1,2]	ADVISORY FEE	FEE ACCOUNTS[1,2]

Eric	Registered	0	$0	0	$0
Lloyd [3,4]	Investment
	Companies

	Other Pooled	5	$1,363.76	0	$0
	Investment
	Vehicles

	Other	0	$0	0	$0
	Accounts

Robert M.	Registered	1	$340.35	0	$0
Shettle [3]	Investment
	Companies

	Other Pooled	6	$576.43	0	$0
	Investment
	Vehicles

	Other	0	$0	0	$0
	Accounts[5]

Sean	Registered	7	$1,750.35	0	$0
Feeley [3]	Investment
	Companies

	Other Pooled	7	$2,046.62	0	$0
	Investment
	Vehicles

	Other	19	$3,767.15	0	$0
	Accounts[6]

[1]	Account assets have been calculated as of December 31, 2017.

[2]	Account size in millions.

[3]	Represents accounts advised by Barings over which Messrs. Lloyd, Shettle and Feeley have day-to-day management responsibilities.

[4]
Mr. Lloyd, as head of Barings' Global Private Finance Group, has overall responsibility for all middle market senior and mezzanine securities managed by Barings.  Except for the accounts noted in the table above, Mr. Lloyd is not primarily responsible for the day-to-day management of other accounts managed by Barings' Global Private Finance Group.

[5]
Mr. Shettle manages the middle market senior and mezzanine securities of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

[6]
Mr. Feeley managed the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST.  The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts.  These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts.  Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates:  From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients.  Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients.  Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction.  To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings' fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades:  Barings can effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client.  Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee.  As a result, Barings has a conflict of interest in connection with the cross-trade since it has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance fee.  To address the conflicts of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such cross-trade is consistent with Barings' fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements.  Barings will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-trades between advisory clients.

Loan Origination Transactions:  While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication.  Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate.  In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees.  As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients' best interests.  To address the conflict of interest, Barings has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Barings' fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients:  Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates.  Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer.  Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer.  Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients' investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds.  Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds.  Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings' fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients' investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment:  Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds.  If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund.  To address the conflicts of interest, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account.  Any investment by a Barings employee in one of its private funds is also governed by Barings' Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings' Code of Ethics, as summarized above.

Management of Multiple Accounts:  As noted above, Barings' portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates.  The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts.  These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation:  Such potential conflicts include those relating to allocation of investment opportunities.  For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully.  Similarly, there can be limited opportunity to sell an investment held by multiple accounts.  A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account.  As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual.  These affiliate accounts sometimes co-invest jointly and concurrently with Barings' other advisory clients and therefore share in the allocation of such investment opportunities.  To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 – Brokerage Practices, Investment Allocation Policy.  In addition, as noted above, to address the conflicts, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts.  Any investment by a Barings employee in one of its private funds is also governed by Barings' Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings' Code of Ethics, as summarized above.

Personal Securities Transactions; Short Sales:  Potential material conflicts of interest also arise related to the knowledge and timing of an account's trades, investment opportunities and broker or dealer selection.  Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage.  It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage.  For example, a portfolio manager could cause a favored account to "front run" an account's trade or sell short a security for an account immediately prior to another account's sale of that security.  To address these conflicts, Barings has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Barings is consistent with Barings' fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Code of Ethics, as summarized above.

Trade Errors:  Potential material conflicts of interest also arise if a trade error occurs in a client account.  A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client's investment advisory agreement or otherwise failing to follow a client's specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client's account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account.  When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades.  In order to address the conflicts, Barings has adopted a Global Errors Policy governing the resolution of trading errors, and will follow the Global Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings' interest.

Best Execution; Directed or Restricted Brokerage:  With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction.  Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client's transactions through a particular counterparty.  In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts.  Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved.  Barings has adopted a Best Execution Policy and a Directed or Restricted Brokerage Policy which are summarized below under Item 12 –Brokerage Practices, Counterparty Selection/Recommendations and Directed/Restricted Brokerage.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.  Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm.  Portfolio managers' compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award.  As part of the firm's continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings' compensation is competitive with industry norms.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio Managers may receive a yearly incentive bonus.  Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of Barings, iii) client satisfaction, iv) collaboration, v) risk management and vi) integrity.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Babson's overall earnings, revenue and assets under management.  A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

BENEFICIAL OWNERSHIP: As of December 31, 2017, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:

Eric Lloyd	$0
Robert M. Shettle	$0
Sean Feeley	$0

*  Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)

ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)

ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Participation Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	March 9, 2018

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 9, 2018